SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                -------------------------------------------------
                                November 12, 2003


                 SPECIALIZED HEALTH PRODUCTS INTERNATIONAL, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)

         0-26694                                           93-0945003
------------------------                       ---------------------------------
(Commission file number)                       (IRS employer identification no.)

            585 West 500 South, Bountiful, Utah                84010
        -----------------------------------------           -----------
         (Address of principal executive offices)            (Zip code)


                                 (801) 298-3360
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                   This document contains a total of 8 pages.

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Item 5. Other Events

         On November 12, 2003, following the filing of the Registrant's quarterly report on Form 10-QSB, the Registrant issued a news release describing its third quarter results. That news release is attached hereto as Exhibit 99.1.

         On November 13, 2003, the Registrant hosted its third quarter conference call. The prepared comments of management are attached hereto as
Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Businesses Acquired.

                  Not applicable.

         b.       Pro Forma Financial Information.

                  Not applicable.

         c.       Exhibits.

                 Number                    Description

                  99.1     News release describing third quarter results

                  99.2 Prepared comments of management from third quarter conference call


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SPECIALIZED HEALTH PRODUCTS
                                                   INTERNATIONAL, INC.




Date: November 13, 2003                            By /s/ Jeffrey M. Soinski
                                                     ---------------------------
                                                     Jeffrey M. Soinski
                                                     President, Chief Executive
                                                     Officer, Director

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